UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): October 30, 2025

Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020
Houston,	Texas	77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: Not Applicable (Former name or former address, if changed since last report)	(713)	445-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The filing amends Item 5.02 of the Current Report on Form 8-K of Black Stone Minerals, L.P. ("BSM" or the "Partnership") filed on November 5, 2025 (the "Initial 8-K") to add the information described below. No other changes are being made to the Initial Form 8-K.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 5, 2025, BSM filed the Initial 8-K announcing a leadership transition effective January 1, 2026. At the time of the Initial 8-K, the Compensation Committee (the "Compensation Committee") of the Board of Directors of the Partnership's general partner had not yet determined compensation levels for the new roles.

In accordance with instruction no. 2 of the Instructions to Item 5.02 of Form 8-K, the Partnership is filing this amendment to the Initial 8-K to disclose that, on January 1, 2026, the previously disclosed officer and director appointments were completed and that the Compensation Committee set the compensation for the relevant officers as shown in the table below. The targeted amounts shown in the short-term-incentive target ("STI Target") and long-term-incentive target ("LTI Target") columns were approved but have not yet been granted.

Name	Title	Salary	STI Target	LTI Target	Total
Thomas L. Carter, Jr.	Executive Chairman of the Board of Directors	$450,000	$450,000	$1,600,000	$2,500,000
Fowler T. Carter	Co-Chief Executive Officer and President	$425,000	$425,000	$2,400,000	$3,250,000
Taylor DeWalch	Co-Chief Executive Officer and President	$425,000	$425,000	$2,400,000	$3,250,000
Chris Bonner	Senior Vice President, Chief Financial Officer, and Treasurer	$320,000	$320,000	$1,280,000	$1,920,000

The Partnership expects that Mr. Bonner will enter into a severance agreement with Black Stone Natural Resources Management Company, in a form substantially similar to those entered into by Messrs. Fowler Carter, Taylor DeWalch, and Steve Putman. That agreement will provide for the payment of cash severance payments and benefits in the event Mr. Bonner's employment is terminated under certain circumstances, but he has not yet entered into the agreement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: January 7, 2026	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).
4